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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 1997, which appears on page 21 of ArQule, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.

PRICE WATERHOUSE LLP
Boston, Massachusetts
April 15, 1997

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